FORM OF COMPANY AFFILIATE LETTER


                                                     _______ __, 1996


Financial Services Acquisition
Corporation
667 Madison Avenue
11th Floor
New York, NY  10021

Ladies and Gentlemen:

                  This letter agreement (this "Agreement") is being delivered in accordance with Section 7.5(b) of the Agreement and Plan of Merger, dated as of March 8, 1996 (the "Merger Agreement"), by and among Financial Services Acquisition Corporation, a Delaware corporation ("FSAC"), EBIC Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of FSAC ("Sub"), and Euro Brokers Investment Corporation, a Delaware corporation (the "Company"), providing for, among other things, the merger (the "Merger") of Sub with and into EBIC, as a result of which the outstanding shares of Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.001 per share, of EBIC (collectively, "EBIC Common Stock"), will be converted into the right to receive (i) Common Stock, par value $.001 per share, of FSAC ("FSAC Common Stock"), (ii) Series B Redeemable Common Stock Purchase Warrants of FSAC (the "FSAC Warrants" and, together with the FSAC Common Stock (including FSAC Common Stock obtained upon conversion of the FSAC Warrants), the "FSAC Securities") and (iii) cash, without interest.

                  The undersigned understands that as of the date of this letter he, she or it may be deemed to be an "affiliate" of the Company as such term is used in paragraphs (c) and (d) of Rule 145 of the General Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").











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         1.       The undersigned hereby represents, warrants,
covenants and agrees as follows:

                  (a) The undersigned has full power to execute this Agreement and to make the representations, warranties, covenants and agreements herein and to perform the undersigned's obligations hereunder.

                  (b) The undersigned is the beneficial or record owner of all the shares of EBIC Common Stock indicated immediately below the undersigned's signature and address on the last page of this Agreement (all such shares, including any hereafter acquired, the "Company Shares"). Except for the Company Shares, the undersigned does not beneficially or of record own any shares of EBIC Common Stock or any rights or other equity securities of the Company.

                  (c) The undersigned will not sell, transfer or otherwise dispose of or offer or agree to sell, transfer or dispose of or in any other way reduce the undersigned's risk of ownership or investment in (any of the foregoing, a "Disposition") any of the FSAC Securities in violation of the Securities Act or the Rules and Regulations.

                  (d) The undersigned has carefully read this Agreement and the Merger Agreement and discussed with the undersigned's counsel or counsel for the Company the applicable limitations upon the undersigned's ability to make any Disposition of the FSAC Securities.

                  (e) The undersigned understands that the issuance of FSAC Securities pursuant to the Merger has been registered with the SEC under the Securities Act on a Registration Statement on Form S-4 and that, because at the time the Merger is submitted to a vote of the stockholders of the Company, the undersigned may be deemed to be an Affiliate of the Company and the distribution by the undersigned of any FSAC Securities has not been registered under the Securities Act, the undersigned may not make any Disposition of the FSAC Securities unless (i) such Disposition has been registered under the Securities Act, (ii) such Disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the SEC under the Securities Act, or (iii) FSAC has received an opinion of counsel, which opinion and counsel shall be reasonably acceptable to FSAC, to the









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effect that such Disposition is otherwise exempt from registration under the
Securities Act.

                  (f) The undersigned understands that stop transfer instructions will be given to all transfer agents for the FSAC Securities and that there will placed on the certificates evidencing the FSAC Securities, or any replacements or substitutions therefor, a legend stating in substance:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED _________ ___, 1996 BETWEEN THE REGISTERED HOLDER HEREOF AND FINANCIAL SERVICES ACQUISITION CORPORATION, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF FINANCIAL SERVICES ACQUISITION CORPORATION."

                  (g) The undersigned also understands that unless a Disposition of the FSAC Securities has been registered under the Securities Act or is made in conformity with the provisions of Rule 145, FSAC reserves the right to put the following legend on the certificates evidencing any of the FSAC Securities issued to any transferee of the undersigned:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SECURITIES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

                  (h) It is understood and agreed that the legends set forth in Sections 1(f) and 1(g) above shall be removed by delivery of substitute certificates without such legend (and that any stop transfer instructions given pursuant to Section 1(f) shall be rescinded) if the undersigned has delivered to FSAC an opinion of counsel, which opinion and counsel shall be reasonably satisfacto-









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ry to FSAC, or a letter from the staff of the SEC, to the effect that such legend and instructions are not required for purposes of the Rules and Regulations or the Securities Act.

         2. The undersigned further understands and agrees that the representations, warranties, covenants and agreements of the undersigned set forth herein are for the benefit of FSAC and the surviving corporation in the Merger and will be relied upon by such entities and their respective counsel.

         3. This Agreement will be binding upon and enforceable against administrators, executors, representatives, heirs, legatees and devisees of the undersigned and any pledgees holding the Company Shares or the FSAC Securities as collateral. If the Merger Agreement is terminated in accordance with its terms prior to the Effective Time, this Agreement will thereupon automatically terminate.










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                                             Very truly yours,


                                    _______________________________
                                    Name:

                                    Address: ______________________

                                    _______________________________

                                    _______________________________

                                    Company Shares owned beneficially or of
                                    record:

                                    __________  shares of EBIC Common
                                    Stock.


Agreed to and accepted:

FINANCIAL SERVICES ACQUISITION
  CORPORATION


By:
         Name:
         Title: